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                                                                     EXHIBIT A


             THE BOATMEN'S NATIONAL BANK OF ST. LOUIS
  BOATMEN'S AUTO TRUST 1996-A DISTRIBUTION DATE STATEMENT TO
                      CERTIFICATEHOLDERS
                      SEPTEMBER 16, 1996

Principal Distribution Amount                               $0.00
Principal Per $1,000 Certificate                            $0.00

Interest Distribution Amount                              $68,297
Interest Per $1,000 Certificate                             $5.88

Note Balance:
           Class A-1 Notes                         $61,967,819.53
           Class A-2 Notes                        $120,000,000.00
           Class A-3 Notes                         $76,343,707.00

Note Pool Factor:
           Class A-1 Notes                              0.7497174
           Class A-2 Notes                              1.0000000
           Class A-3 Notes                              1.0000000

Certificate Balance                                $11,624,943.00

Certificate Pool Factor                                 1.0000000

Servicing Fee                                         $233,236.20
Servicing Fee Per $1,000 Certificate                        $0.80
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